Exhibit 99.1

MindMed

Opioid Use Disorder: Zolunicant's Potential For Unmet Treatment Needs

Thursday May 19, 2022 11:00 AM ET

Disclaimer

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Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions as of the date of this Presentation. While we consider these assumptions to be reasonable, the assumptions are inherently subject to significant business, social, economic, political, regulatory, competitive and other risks and uncertainties that are difficult to predict and many of which are outside of our control, and our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to raise capital to complete its plans and fund its studies; the medical and commercial viability of the contemplated medicines and treatments being developed; our ability to raise additional capital in the future as we continue to develop our products; our history of negative cash flows; our limited operating history; incurrence of future losses; availability of additional capital; lack of revenue; compliance with laws and regulations; difficulty associated with research and development; risks associated with clinical trials or studies; heightened regulatory scrutiny; early stage product development; clinical trial risks; regulatory approval processes; novelty of the psychedelic inspired medicines industry; as well as those risk factors discussed or referred to throughout the "Risk Factors" sections of our most recently filed Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") and in other filings we make in the future with the SEC and the securities regulatory authorities in all provinces and territories of Canada, available under the Company's profile on SEDAR at www.sedar.com.

Any forward-looking statement made by us in this Presentation is based only on information currently available to us and speaks only as of the date on which it is made. MindMed undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Cautionary Note Regarding Regulatory Matters

The United States federal government regulates drugs through the Controlled Substances Act. The Company works with a non-hallucinogenic synthetic derivative of the psychedelic substance ibogaine, known as "18-MC", which is a synthetic organic molecule designed around a common coronaridine chemical backbone. 18-MC is not a Schedule I substance in the United States and the Company does not foresee it becoming a Schedule I substance due to its non-hallucinogenic properties. While the Company is focused on programs using psychedelic inspired compounds and classic psychedelics, the Company does not have any direct or indirect involvement with the illegal selling, production or distribution of any substances in the jurisdictions in which it operates. The Company is a neuro-pharmaceutical drug development company and does not deal with psychedelic substances except within laboratory and clinical trial settings conducted within approved regulatory frameworks. The Company's products will not be commercialized prior to applicable regulatory approval, which will only be granted if clinical evidence of safety and efficacy for the intended uses is successfully developed.]

Market and Industry Data

This Presentation by includes market and industry data that has been obtained from third party sources, including industry publications. MindMed believes that the industry data is accurate and that the estimates and assumptions are reasonable, but there is no assurance as to the accuracy or completeness of this data. Third party sources generally state that the information contained therein has been obtained from sources believed to be reliable, but there is no assurance as to the accuracy or completeness of included information. Although the data is believed to be reliable, MindMed has not independently verified any of the data from third party sources referred to in this Presentation or ascertained the underlying economic assumptions relied upon by such sources. References in this Presentation to research reports or to articles and publications should be not construed as depicting the complete findings of the entire referenced report or article. MindMed does not make any representation as to the accuracy of such information.

Business Highlights

Our mission is to deliver on the therapeutic potential of psychedelics and other novel targets to treat brain health disorders

- **Leader in developing psychedelic** product candidates to treat brain health disorders
- **Diversified pipeline** of clinical programs targeting significant unmet medical needs
- **IP and R&D strategies** to maximize market exclusivity and protection
- **Leveraging decades of research** on clinical and preclinical potential of product candidates
- **Industry-leading expertise** in drug and digital medicine development and commercialization
- **Fully funded** through key clinical readouts and into 2024

Advancing Multiple Generations of Drug Candidates

Our strategy is to deliver on well-characterized psychedelic candidates and next generation candidates with enhanced drug profiles

	CONCEPT	MINDMED PRODUCT CANDIDATES	PIPELINE EXPANSION OPPORTUNITIES
CLASSIC PSYCHEDELICS	• Clinical evidence of efficacy [1] • Well-characterized pharmacology • Accelerated development potential	 MM-120	• Expanded clinical indications • Psychedelics with distinct PK/PD  DMT  Mescaline Universitätsspital Basel
2ND GENERATION / OPTIMIZED	• Enhanced pharmacology • Overcome safety liabilities • Increased IP potential	 MM-402	• Advanced drug delivery • Novel treatment models • Novel treatment regimen
3RD GENERATION / NCES	• Analogues of classic psychedelics • Require full development program • Strongest IP potential	 MM-110	• Novel tryptamines • Novel phenethylamines • Non-hallucinogenic analogues

1. Gasser 2014; J. Nerv. Ment. Dis.; 202(7).

IP: intellectual property; DMT: N,N-dimethyltryptamine; NCE: new chemical entity; PD: pharmacodynamics; PK: pharmacokinetics

Research & Development Pipeline

Our pipeline diversification offers potential opportunities across therapeutic areas and mechanisms of action


PRODUCT CANDIDATE
INDICATION
PRE-CLINICAL
PHASE 1
PHASE 2
PHASE 3
REGISTRATION
PSYCHIATRY
MM-120 (LSD D-tartrate)
Generalized Anxiety Disorder
ADHD
MM-402 (R(-)-MDMA)
Autism Spectrum Disorder
SUBSTANCE USE DISORDERS
MM-110 (zolunicant HCl)
Opioid Withdrawal
PAIN
MM-120 (LSD D-tartrate)
Chronic Pain
DISCOVERY & EARLY DEVELOPMENT
MM-823 (noribogaine BTLS)
Substance Use Disorders
Novel tryptamines
undisclosed
Novel phenethylamines
undisclosed
Advanced drug delivery
undisclosed

ADHD: Attention-Deficit/Hyperactivity Disorder

Upcoming Portfolio Milestones

MindMed's clinical research portfolio creates multiple near-term and intermediate catalysts

PRODUCT CANDIDATE	INDICATION	Q2 2022	Q3 2022	Q4 2022	H1 2023	H2 2023
PSYCHIATRY						
MM-120 *(LSD D-tartrate)*	Generalized Anxiety Disorder	Phase 2 IIT Readout *LSD in Anxiety - Topline*				
			Phase 2b *First Patient Dosing*			Phase 2b Readout *Topline*
	ADHD					Phase 2a Readout *Topline*
MM-402 *(R(-)-MDMA)*	Autism Spectrum Disorder		Initiate Phase 1 IIT *Comparative PK/PD*		Initiate Phase 1 Trial	
SUBSTANCE USE DISORDERS						
MM-110 *(zolunicant HCl)*	Opioid Withdrawal	Initiate Phase 2a Trial			Phase 2a - Part A Readout *Interim Topline*	Phase 2a - Part B Readout *Topline*
PAIN						
MM-120 *(LSD D-tartrate)*	Chronic Pain			Initiate Phase 2a Trial		

ADHD: Attention-Deficit/Hyperactivity Disorder; IIT: investigator-initiated trial; R&D: research & development; ESOE: early sign of efficacy

MM-110

Zolunicant HCl

Key Milestones

Phase 1 Topline Data Readout
Q2 2022 | Phase 1

Opioid W/D Study Initiation
Q2 2022 | Phase 2a

Opioid W/D ESOE Readout
Q1 2023 | Phase 2a (Part A)

ESOE: early sign of efficacy; W/D: withdrawal

Significant Unmet Need for Opioid Use Disorder (OUD) Treatments

Dangerous relapses during withdrawal period are mediated by withdrawal symptoms



National Overdose Deaths from Opioids
Number Among All Ages, by Gender, 1999-2020
1
Total
Male
Female
100,000
80,000
60,000
40,000
20,000
0
2000
2005
2010
2015
2020
21,089
47,600
68,630

68,630 people in the US overdosed on opioids in 2020[1]

225% increase in opioid overdoses from 2010 to 2020[1]

89% naltrexone induction failures were early relapses[1]

1. DrugAbuseStatistics.org/opioid-epidemic

MM-110 | Novel Mechanism to Address a Critical Gap in OUD Treatment

Mechanism of action and target product profile complement standard-of-care and address a critical gap in available treatment landscape



Opioid Initiation
Opioid Use Disorder
MM-110-facilitated Supervised Withdrawal
Medication Assisted Therapies (MAT)
Dopamine regulation facilitates completion of detoxification & reduces cravings
Long-term success through successful transition to MAT & medication adherence
Start MM-110
Induction to MAT

MM-110 | Strong Preclinical Activity on Key Translational Outcomes

A single dose of MM-110 mitigates withdrawal symptoms and opioid self-administration in preclinical models[1,2]



Reduction in Translational Markers of Opioid Withdrawal
Withdrawal Symptom Score (Teeth Chattering)
30
25
20
15
10
5
0
Control
10
20
40
MM-110 dose (mg/kg)

Source: [1]



Reduction in Translational Markers of OUD
Percentage of Baseline
125
100
75
50
25
0
0
10
20
30
40
Water
Morphine
MM-110 dose (mg/kg)

Source: [2]

1. Rho & Glick 1998; NeuroReport; 9.
2. Maisonneuve & Glick 2003; Pharmacol Biochem Behav; 75.

MM-110 | Strong Preclinical Activity on Key Translational Outcomes

A single dose of MM-110 mitigates withdrawal symptoms and opioid self-administration in preclinical models[1,2]

Morphine Withdrawal Following a Single Dose of 10, 20 or 40 mg/kg MM-110 in Rats

(Rho & Glick 1998)



Weight Loss
Flinching
Grooming
Teeth Chattering
Burying
Diarrhea
Wet-Dog Shakes
Control
10 mg/kg
20 mg/kg
40 mg/kg

Notes: Each data point represents the mean (SEM) of 6 (10 and 20 mg/kg) or 8 (saline/control and 40 mg/kg) rats. *Significant difference between saline and treatment, $P < 0.05$. Saline or MM-110 (as HCl salt) was administered 30 minutes prior to naltrex. Weight loss is presented in grams.

1. Rho & Glick 1998; NeuroReport; 9.
2. Maisonneuve & Glick 2003; Pharmacol Biochem Behav; 75.

MM-110 | Strong Preclinical Activity on Key Translational Outcomes

A single dose of MM-110 mitigates withdrawal symptoms and opioid self-administration in preclinical models[1,2]

Self-Administration of Morphine over Seven Days after a Single Intraperitoneal Dose of 40 mg/kg MM-110 in Rats (Glick 1996)



Saline
Methoxycoronaridine
Morphine Infusions/Hour
90
80
70
60
50
40
30
20
10
0
Base
Day 1
Day 2
Day 3
Day 6
Day 7
Test Session

Notes: Each data point represents the mean (SEM) of six rats. 'Base' is the baseline rate of responding, calculated as the average of 3 sessions preceding drug or saline treatment. *Significant differences between baseline and treatment, P<0.05 - 0.01. A single IP dose of 40 mg/kg MM-110 (as HCl; or 36.4 mg/kg freebase equivalent) was administered 15 minutes prior to Day 1 self-administration session. Morphine self-administration consisted of approximately 0.04 mg/kg/infusion over a 1 hour test session.

1. Rho & Glick 1998; NeuroReport; 9.
2. Maisonneuve & Glick 2003; Pharmacol Biochem Behav; 75.

Phase 1 Study Results - Key Takeaways

MM-110 (Zolunicant) is a Phase 2-Ready Asset

- Well-tolerated up to 500mg per day in SAD and 60mg per day in the MAD
- Linear PK maintained across the tested doses and frequencies
- Clinical effects align with potent CNS engagement
- QOD regimen aligns with preclinical evidence & offers potential to be a better regimen in opioid withdrawal

MM-110 | Phase 1 SAD/MAD Dosing Cohorts

Participants received up to 650mg of MM-110 on a single day or were administered up to 180mg/day for seven days or placebo

SUBSTANCE USE DISORDERS | MM-110 *(zolunicant HCl; 18-MC)* | Indication: Opioid Withdrawal | PHASE 1

Cohort(s)	Zolunicant Dose Group BID	Safety (N=72)	
		Zolunicant n (%)	Placebo n (%)
1	4 mg	5 (6.9)	2 (2.8)
2	8 mg	5 (6.9)	2 (2.8)
3	12 mg	5 (6.9)	2 (2.8)
4	16 mg	5 (6.9)	2 (2.8)
8	25 mg	5 (6.9)	2 (2.8)
9	40 mg	5 (6.9)	2 (2.8)
10	75 mg	5 (6.9)	2 (2.8)
11	150 mg	5 (6.9)	2 (2.8)
12, 15	250 mg	10 (13.9)	4 (5.6)
13	325 mg	1 (1.4)	1 (1.4)
	Total:	**51 (70,8)**	**21 (29.2)**

Cohort	Zolunicant Dose Group BID x 7 Days	Safety (N=72)	
		Zolunicant n (%)	Placebo n (%)
5	2 mg	5 (13.9)	2 (5.6)
6	5 mg	5 (13.9)	2 (5.6)
7	10 mg	5 (13.6)	2 (5.6)
14	30 mg	5 (13.6)	2 (5.6)
16	90 mg	6 (16.7)	2 (5.6)
	Total:	**26 (72.2)**	**10 (27.8)**

- SAD well tolerated at doses up to 500mg/day
- MAD well tolerated at doses up to 60mg/day

Source: MindMed internal study documents

MM-110 | Phase 1 SAD/MAD Adverse Event Tables

Treatment emergent adverse events were mild or moderate in severity and resolved without sequelae

SUBSTANCE USE DISORDERS | MM-110 *(zolunicant HCl; 18-MC)* | Indication: Opioid Withdrawal | PHASE 1

SOC/PT	Zolunicant x 1 Day n (%)										
	4 mg BID (N=5)	8 mg BID (N=5)	12 mg BID (N=5)	16 mg BID (N=5)	25 mg BID (N=5)	40 mg BID (N=5)	75 mg BID (N=5)	150 mg BID (N=5)	250 mg BID (N=5)	325 mg BID (N=5)	Placebo (pooled) N=21
Any Related TEAE	0	0	1 (20)	1 (20)	2 (40)	0	1 (20)	1 (20)	7 (70)	1 (100)	4 (19)
Eye Disorders	0	0	0	0	0	0	0	0	0	1 (100)	0
Vision Blurred	0	0	0	0	0	0	0	0	0	1 (100)	0
GI Disorders	0	0	0	0	2 (40)	0	1 (20)	0	3 (30)	0	1 (4.8)
Abdominal Distention	0	0	0	0	0	0	1 (20)	0	0	0	0
Abdominal Pain	0	0	0	0	0	0	0	0	1 (10)	0	1 (4.8)
Nausea	0	0	0	0	2 (40)	0	0	0	3 (30)	0	0
Vomiting	0	0	0	0	0	0	0	0	1 (10)	0	0
General Disorders & Admin. Site Conditions	0	0	0	0	0	0	0	0	0	1 (100)	0
Fatigue	0	0	0	0	0	0	0	0	0	1 (100)	0
Musculoskeletal & Connective Tissue Disorders	0	0	0	0	0	0	0	0	2 (20)	0	0
Limb Discomfort	0	0	0	0	0	0	0	0	1 (10)	0	0
Muscle Tightness	0	0	0	0	0	0	0	0	1 (10)	0	0
Nervous System Disorders	0	0	1 (20)	1 (20)	2 (40)	0	0	1 (20)	6 (60)	1 (100)	2 (9.5)
Ataxia	0	0	0	0	0	0	0	0	0	1 (100)	0
Disturbance in Attention	0	0	0	0	0	0	0	0	0	1 (100)	0
Dizziness	0	0	0	1 (20)	1 (20)	0	0	0	4 (40)	0	2 (9.5)
Headache	0	0	1 (20)	0	1 (20)	0	0	1 (20)	0	0	1 (4.8)
Presyncope	0	0	0	0	0	0	0	0	1 (10)	0	0
Visual Perseveration	0	0	0	0	0	0	0	0	1 (10)	0	0
Psychiatric Disorders	0	0	0	0	1 (20)	0	0	0	0	0	1 (4.8)
Abnormal Dreams	0	0	0	0	0	0	0	0	0	0	1 (4.8)
Bradyphrenia	0	0	0	0	1 (20)	0	0	0	0	0	0

SOC/PT	Zolunicant x 1 Day n (%)					
	4 mg BID (N=5)	5 mg BID (N=5)	10 mg BID (N=5)	30 mg BID (N=5)	90 mg BID (N=5)	Placebo (pooled) N=21
Any Related TEAE	0	2 (40)	0	2 (40)	5 (83.3)	1 (10)
Eye Disorders	0	0	0	0	1 (16.7)	1 (10)
Blepharospasm	0	0	0	0	0	1 (10)
Visual Impairment	0	0	0	0	1 (16.7)	0
GI Disorders	0	1 (20)	0	2 (40)	2 (33.3)	1 (10)
Musculoskeletal & Connective Tissue Disorders	0	0	0	0	0	1 (10)
Muscle Twitching	0	0	0	0	0	1 (10)
Nervous System Disorders	0	1 (20)	0	1 (20)	1 (16.7)	1 (10)
Dizziness	0	1 (20)	0	0	0	0
Headache	0	0	0	1 (20)	1 (16.7)	0
Muscle Contractions Involuntary	0	0	0	0	0	1 (10)
Paraesthesia	0	0	0	1 (20)	0	0
Psychiatric Disorders	0	1 (20)	0	0	3 (50)	0
Abnormal Dreams	0	1 (20)	0	0	0	0
Anhedonia	0	0	0	0	1 (16.7)	0
Depressed Mood	0	0	0	0	1 (16.7)	0
Mania	0	0	0	0	1 (16.7)	0

Note: SOC and PT were assigned using MedDRA version 23.0. Multiple events in the same SOC and PT were counted only once at each level of summation. Percentages were ased on the number of subjects in the Safety population.

Related refers to the Investigator's assessment that the TEAE was possibly, probably, or had a highly probable relatedness to the study drug.

MM-110 | Phase 1 SAD/MAD Adverse Event Summaries

Across the SAD and MAD cohorts, only 5 TEAE led to discontinuation of MM-110 and there were no serious adverse events

SUBSTANCE USE DISORDERS | MM-110 *(zolunicant HCl; 18-MC)* | Indication: Opioid Withdrawal | PHASE 1

	Zolunicant BID x 1 day n (%)									
	4 mg (N=5)	8 mg (N=5)	12 mg (N=5)	16 mg (N=5)	25 mg (N=5)	40 mg (N=5)	75 mg (N=5)	150 mg (N=5)	250 mg (N=5)	325 mg (N=5)
TEAE	1 (20)	0	2 (40)	2 (40)	4 (80)	2 (40)	4 (80)	3 (60)	10 (100)	1 (100)
Related TEAE	0	0	1(20)	1(20)	2 (40)	0	1 (20)	1 (20)	7 (70)	1 (100)
Drug withdrawn due to TEAE	0	0	0	0	0	0	0	0	1 (10)	1 (100)

	Zolunicant BID x 7 day n (%)					
	2 mg (N=5)	5 mg (N=5)	10 mg (N=5)	30 mg (N=5)	90 mg (N=5)	Placebo (pooled) N=21
TEAE	4 (80)	5 (100)	5 (100)	5 (100)	6(100)	8 (80)
Related TEAE	0	2 (40)	0	2 (40)	5 (83.3)	1 (10)
Drug withdrawn due to TEAE	0	0	0	0	4 (66.7)	0

Related refers to the Investigator's assessment that the TEAE was possibly, probably, or had a highly probable relatedness to the study drug.

Source: MindMed internal study documents

MM-110 | Phase 1 SAD PK Curve

A linear pharmacokinetic profile was observed even at the highest doses

SUBSTANCE USE DISORDERS | **MM-110** *(zolunicant HCl; 18-MC)* | Indication: Opioid Withdrawal | PHASE 1

Mean (SD) Plasma Zolunicant Concentrations Following a single BID Treatment
(Day 1: 2 x 250 mg)


1000.0
100.0
10.0
1.0
0.1
Plasma Conc., ng/ml
0
24
48
72
96
120
144
168
192
216
240
264
288
312
Time (hr)

Data shown are means, n=10 (Cohorts 12 and 15 of MMED003 stydy) using a validated LC-MS/MS assay for zolunocant

Source: MindMed internal study documents

ESOE: early sign of efficacy; POC: proof of concept; QOD: Every Other Day (dosage timing); SOWS: Subjective Opiate Withdrawal Scale

MM-110 | Phase 1 MAD Comparison PK Curve

The pharmacokinetic profile was maintained across the tested doses and SAD/MAD dosing schedules.

SUBSTANCE USE DISORDERS | **MM-110** *(zolunicant HCl; 18-MC)* | Indication: Opioid Withdrawal | PHASE 1

Comparison of Mean Plasma Zolunicant Concentration Profiles on Day 1 and Day 7 during Multiple Dosing with Zolunicant at 30 mg BID (60 mg/day)



200
20
2
Plasma Conc., ng/ml
Day 1
Day 7
0
4
8
12
16
20
24
Time, hours

Data shown are means, n=5 (Cohort 14 of Study MMED003) using validated LC-MS/MS assay for zolunicant

Source: MindMed internal study documents

ESOE: early sign of efficacy; POC: proof of concept; QOD: Every Other Day (dosage timing); SOWS: Subjective Opiate Withdrawal Scale

MM-110 | Phase 2a Supervised Withdrawal in Opioid Use Disorder

Gated two-part study design provides opportunity for early signs of efficacy (ESOE) and informs randomized proof of concept design

SUBSTANCE USE DISORDERS | MM-110 *(zolunicant HCl; 18-MC)* | Indication: Opioid Withdrawal | PHASE 2A

Part A | Open-Label Early Sign of Efficacy in Opioid Withdrawal (n=10)

Part B | Randomized Placebo-Controlled POC in Opioid Withdrawal (n=42/arm*)



Screening
Opioid Stabilization Phase
Treatment Phase
Discharge
Follow-up Phase
Screening
Standardized Hydromorphone Doses
MM-110 QOD regimen
Discharge When Withdrawal Complete
Assessment Visit
Stop Hydromorphone
Day -10 to -4
Day -4 to -1
Day 1 to 7
Day 8
7 to 10 days post-Discharge
Outpatient
Inpatient
Outpatient
Screening
Opioid Stabilization Phase
Treatment Phase
Discharge
Follow-up Phase
Screening
Standardized Hydromorphone Doses
MM-110 QOD regimen
Placebo
Discharge When Withdrawal Complete
Assessment Visit
Randomize & Stop Hydromorphone
Day -10 to -4
Day -4 to -1
Day 1 to 7
Day 8
7 to 10 days post-Discharge
Outpatient
Inpatient
Outpatient
*Subject to revision based on Part A outcomes
Primary Endpoint
Mean SOWS-Gossop score over first 5 days of Treatment Phase
Interim Readout
Primary Endpoint
Mean SOWS-Gossop score over first 5 days of Treatment Phase

Source: MindMed internal study documents
ESOE: early sign of efficacy; POC: proof of concept; QOD: Every Other Day (dosage timing); SOWS: Subjective Opiate Withdrawal Scale